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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 16, 2000

                                 SUSSEX BANCORP
                                 --------------
             (Exact name of registrant as specified in its charter)


        New Jersey                     0-29030                  22-3475473
        ----------                    ---------                ------------
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)


          399 Route 23
       Franklin, New Jersey                                07416
       --------------------                                -----
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (973) 827-2914
                                                   --------------

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


Item 5.  Other events.
         ------------

         The Registrant issued a press release on October 16, 2000 announcing its third quarter 2000 results.

Item 7.  Exhibits.
         --------

         The following exhibit is filed with this Current Report on Form 8-K.

         Exhibit No.     Description
         -----------     -----------

           99            Press release announcing third quarter 2000 results.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Sussex Bancorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         SUSSEX BANCORP
                                         --------------
                                          (Registrant)


Dated:   October 19, 2000                By: /s/ Candace A. Leatham
                                            -------------------------
                                               CANDACE A. LEATHAM
                                             Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------



Exhibit No.       Description                                  Page No.
-----------       -----------                                  --------

    99            Press release announcing third                   5
                  quarter 2000 results